MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

INDEX SUMMIT 6 PRO ANNUITY

With Death Benefit Return of Premium Guarantee

UPDATING SUMMARY PROSPECTUS

November 1, 2026

This updating summary prospectus provides updated information about the Index Summit 6 Pro Annuity with Death Benefit Return of Premium, an individual index-linked modified single premium deferred annuity.

The prospectus contains more information about the Index Summit 6 Pro Annuity with Death Benefit Return of Premium Guarantee, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at www.massmutualascend.com/RILAcompliancedocuments/Index-Summit-6-Pro. You can also obtain this information at no cost by calling 1-800-789-6771 or by sending an email request to RILAprocessing@mmascend.com.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPECIAL TERMS

In this prospectus, the following capitalized terms have the meanings set out below.

ACCOUNT VALUE. For each day, the Account Value is the sum of the current values of each Indexed Strategy, plus the current value of the Purchase Payment Account, if any.

ADJUSTED CAP. For a Combination Strategy with a Cap for the Term, the Adjusted Cap is the largest increase in the Index for the Term that is taken into account when determining the gain for the Term. It is equal to the Cap for the Term divided by the Upside Participation Rate for the Term.

ANNUITY PAYOUT BENEFIT. A series of periodic payments made under a Payout Option. The terms and conditions are described in the Annuity Payout Benefit section of the prospectus.

BUFFER. For an Indexed Strategy with a Buffer (a “Buffer Strategy”), the Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the loss for the Term. The Buffer is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of the Buffer Strategy that we currently offer with this Contract, the Buffer is either 10% or 20%. In the future, we may offer a new Buffer Strategy with more or less protection against loss than a 10% or 20% Buffer, but we will not offer a new Buffer Strategy with less protection against loss than a 5% Buffer.

CAP. For an Indexed Strategy with a Cap (either a “Cap Strategy” or, if it also has an Upside Participation Rate, a Combination Strategy), the Cap is the maximum increase in the Strategy value over the course of a Term. The Cap (or for a Combination Strategy, the Adjusted Cap) is also used to determine the strike price of the out-of-the-money call option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/index-summit-6-pro) the Cap for each Term of a Cap Strategy or Combination Strategy at least 10 days before the next Term starts. The Cap for a Term will never be less than 1%.

CAP CONTROL MAXIMUM. The Cap Control Maximum is used to determine the highest possible Cap of a Cap Control Strategy for each renewal Term that starts during the first six Contract Years. We will set the Cap Control Maximum for amounts attributable to a given Purchase Payment before the first day of the initial Strategy Application Date for that Purchase Payment. We may set a different Cap Control Maximum for amounts attributable to Purchase Payments received on different dates.

CAP CONTROL MINIMUM: The Cap Control Minimum is used to determine the lowest possible Cap of a Cap Control Strategy for each renewal Term that starts during the first six Contract Years. We will set the Cap Control Minimum for amounts attributable to a given Purchase Payment before the first day of the initial Strategy Application Date for that Purchase Payment. We may set a different Cap Control Minimum for amounts attributable to Purchase Payments received on different dates.

CAP CONTROL STRATEGY. A type of Cap Strategy for which the Cap for each renewal Term that starts during the first six Contract Years is guaranteed to be at least equal to the Cap Control Minimum and will not be greater than the Cap Control Maximum.

COMBINATION STRATEGY. An Indexed Strategy that has an Upside Participation Rate and may also have a Cap.

CONTRACT. The annuity contract (including applicable endorsements and riders) that is a legally binding agreement between you and MassMutual Ascend Life. In the prospectus, “Contracts” refers to all Index Summit 6 Pro Annuity contracts.

CONTRACT ANNIVERSARY. The date in each year that is the anniversary of the Contract Effective Date. That date is set out in the Contract Specifications of your Contract.

CONTRACT EFFECTIVE DATE. The date as of which the initial Purchase Payment is applied to the Contract. That date is set out in the Contract Specifications of your Contract.

CONTRACT SPECIFICATIONS. The section of your Contract that contains details unique to your Contract.

CONTRACT YEAR. A 12-month period that starts on the Contract Effective Date or on a Contract Anniversary.

DAILY CHARGE. The charge for maintaining your Contract, which is calculated as a percentage of the remaining Investment Base of each Indexed Strategy. The Daily Charge is subtracted daily from the Investment Base. Except as provided in the next sentence, the Daily Charge is calculated using a daily rate that when compounded for a year is equal to 1.25% per year. If you signed your application before November 7, 2026 and your Contract is issued before December 7, 2026, the Daily Charge is calculated using a daily rate that when compounded for a year is equal to 0.95% per year, unless you signed your application before May 7, 2024 and your Contract was issued before June 7, 2024, in which case the Daily Charge is calculated using a daily rate that when compounded for a year is equal to 0.75% per year.

DAILY VALUE PERCENTAGE. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. The calculation of Strategy value using the Daily Value Percentage is relevant only if amounts allocated to an Indexed Strategy are not held to the end of the Term because you take a withdrawal, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable. A negative Daily Value Percentage adjustment could result in significant loss, even if the Index is performing positively.

DEATH BENEFIT. An amount that becomes payable if you die before the Annuity Payout Initiation Date and before the date that the Contract is Surrendered. The terms and conditions are described in the Death Benefit section of the prospectus.

DOWNSIDE PARTICIPATION RATE. For an Indexed Strategy with a Downside Participation Rate (a “Downside Participation Rate Strategy”), the Downside Participation Rate is your share of any fall in the Index for a Term taken into account to determine the Strategy value at the end of the Term. The Downside Participation Rate is also used to determine the Net Option Price that is part of the Daily Value Percentage calculation before the end of the Term. For every Term of each Downside Participation Rate Strategy that we currently offer with this Contract, the Downside Participation Rate is 50%. In the future, we may offer a new Downside Participation Rate Strategy with more or less protection against loss than a 50% Downside Participation Rate, but we will not offer a new Downside Participation Rate Strategy with less protection against loss than a 75% Downside Participation Rate.

EARLY WITHDRAWAL CHARGE. A charge deducted from the Account Value of your Contract if, during the first six Contract Years, you Surrender your Contract or you take a withdrawal (including systematic withdrawals and required minimum distributions) in excess of the Free Withdrawal Allowance. The Early Withdrawal Charge does not apply to a withdrawal that qualifies for the Free Withdrawal Allowance or the amount, if any, that qualifies for another waiver. The Early Withdrawal Charge does not apply to an Annuity Payout Benefit or Death Benefit.

FLOOR. For an Indexed Strategy with a Floor (a “Floor Strategy”), the Floor is the maximum decrease in the value of an Index for a Term that is taken into account when determining the loss for the Term. The Floor is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of a Floor Strategy that we currently offer with this Contract, the Floor is either -10% or 0%. In the future, we may offer a new Floor Strategy that offers more or less protection against loss than a -10% Floor but we will not offer a new Floor Strategy that offers less protection against loss than a -20% Floor.

FREE WITHDRAWAL ALLOWANCE. The total amount that may be taken as a withdrawal or Surrendered during a Contract Year without an Early Withdrawal Charge that might otherwise apply. This amount is described in the Free Withdrawal Allowance section of the prospectus.

INDEX. A stock market index or an exchange-traded fund (ETF) used to calculate the value of an Indexed Strategy. The Index at the start of a Term is its level or price at the Market Close on the first day of that Term. If the first day of that Term is not a Market Day, then the Index at the start of a Term is its level or price at the last Market Close before the first day of the Term. The Index at the end of a Term is its level or price at the final Market Close of that Term.

INDEXED STRATEGY (or STRATEGY). A strategy that provides a return based, in part, on the net change in the level or price of an Index for a Term. The Indexed Strategies that are currently available are set out in “Appendix A: Investment Options Available Under the Contract”.

INVESTMENT BASE. The base amount used to calculate the value of an Indexed Strategy. The Investment Base is the amount applied to an Indexed Strategy at the start of a current Term, adjusted proportionally for any withdrawal during the Term and any related Early Withdrawal Charge. The Investment Base is reduced daily by an amount equal to the Daily Charge.

MARKET CLOSE. The close of the regular or core trading session on the market used to measure a given Index.

MASSMUTUAL ASCEND LIFE (“WE,” “US,” “OUR”). MassMutual Ascend Life Insurance Company.

OWNER (“YOU,” “YOURS”). The person(s) who possesses the ownership rights under the Contract. If there is more than one Owner, each Owner will be a joint owner of the Contract and each reference to Owner means joint owners.

PAYOUT OPTION. The form in which an Annuity Payout Benefit or a Death Benefit may be paid. Standard options are described in the Payout Options section of the prospectus.

PERFORMANCE LOCK. An election available for certain specified Indexed Strategies to lock in the Daily Value Percentage for the remainder of a Term of the Indexed Strategy. A Performance Lock election for a Term is effective on the Market Close immediately following our receipt of your Request in Good Order unless you specifically request that it become effective on the second Market Close. After the Market Close upon which the Performance Lock becomes effective, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that Market Close. The Indexed Strategy value will still change because of the Daily Charge or if there is another change in the Investment Base. You can make a Performance Lock election once per Term and only for specific Indexed Strategies. A Performance Lock election is not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.

PURCHASE PAYMENT. An amount received by us for the Contract. This amount is determined after deducting any taxes withheld from the payment and after deducting any fee charged by the person remitting payment.

REQUEST IN GOOD ORDER. An election or a request that is:

•	complete and satisfactory to us;

•	sent to us on our form or in a manner satisfactory to us, which may, at our discretion, be by telephone or electronic means; and

•	received at our administrative office.

An election or a request is complete and satisfactory when we have received: (1) all the information and legal documentation that we require to process the election or the request; and (2) instructions that are sufficiently clear that we do not need to exercise any discretion to process the election or the request. If you have any questions, you should contact us or your registered representative before submitting your election or your request.

STRATEGY APPLICATION DATE. The 6th and 20th days of each month.

SURRENDER. The termination of your Contract in exchange for its Surrender Value.

TERM. The period for which Contract values are allocated to a given Indexed Strategy, and over which values are calculated. Terms are one year long, two years long, three years long, or six years long. Each Term will start and end on a Strategy Application Date. A new Term will start on the date that the preceding Term ends.

TRIGGER RATE. For an Indexed Strategy with a Trigger Rate (a “Trigger Strategy”), the Trigger Rate is the specified rate that is credited to the Strategy value when the Index change (measured at the start and end of the Term) qualifies for the Trigger Rate. In the case of a Performance Trigger Strategy, the Trigger Rate will be credited when the Index change is zero or positive at the end of the Term. In the case of a Dual Performance Trigger Strategy, the Trigger Rate will be credited if the Index change is zero, positive, or negative up to the Buffer at the end of the Term. The Trigger Rate is also used to determine the binary call option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/index-summit-6-pro) the Trigger Rates for each Term of a Trigger Strategy at least 10 days before the next Term starts. The Trigger Rate for a Term will never be less than 1%.

UPSIDE PARTICIPATION RATE. For an Indexed Strategy with an Upside Participation Rate (an “Upside Participation Rate Strategy” or, if it may also have a Cap, a Combination Strategy), the Upside Participation Rate is your share of any rise in the Index for a Term taken into account to determine the Strategy value at the end of the Term. The Upside Participation Rate is also used to determine the Net Option Price that is part of the Daily Value Percentage calculation before the end of the Term. We post on our website (www.massmutualascend.com/index-summit-6-pro) the Upside Participation Rate for each Term of an Upside Participation Rate Strategy or Combination Strategy at least 10 days before the next Term starts. The Upside Participation Rate for a Term will never be less than 5%. The Upside Participation Rate for a Term of a Combination Strategy will never be less than 100% when that Term has a Cap. For example, if the Index return is 10% and the Upside Participation Rate is 5%, then your Indexed Strategy value will only increase by 0.5% (10% times 5%).

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2026. This may not reflect all of the changes that have occurred since you entered into your Contract. Please see the prospectus available on www.massmutualascend.com/RILAcompliancedocuments/Index-Summit-6-Pro for more information.

DAILY CHARGE

Beginning with Contracts issued on or after November 7, 2026 (or on or after December 7, 2026, with application signed before November 7, 2026), the Daily Charge will be calculated using a daily rate that when compounded for a year is equal to 1.25%.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Availability of Cap Control Strategies:

The following four Cap Control Indexed Strategies will be available for Contracts with a Contract Effective Date on or after November 7, 2026:

S&P 500® 1-Year 10% Buffer with 6-Year Cap Control

S&P 500® 1-Year 20% Buffer with 6-Year Cap Control

Russell 2000® 1-Year 10% Buffer with 6-Year Cap Control

Russell 2000® 1-Year 20% Buffer with 6-Year Cap Control

Availability of other Indexed Strategies in California, as previously supplemented:

The following four Combination Strategies are available for Contracts issued in California with a Contract Effective Date on or after January 7, 2026, but only for Terms beginning after July 20, 2026:

S&P 500® 3-Year 10% Buffer with Upside Participation Rate and Cap Indexed Strategy

S&P 500® 3-Year 20% Buffer with Upside Participation Rate and Cap Indexed Strategy

Russell 2000® 3-Year 10% Buffer with Upside Participation Rate and Cap Indexed Strategy

Russell 2000® 3-Year 20% Buffer with Upside Participation Rate and Cap Indexed Strategy

The following four Combination Strategies are available for Contracts issued in California with a Contract Effective Date on or after July 21, 2026:

S&P 500® 6-Year 10% Buffer with Upside Participation Rate and Cap Indexed Strategy

S&P 500® 6-Year 20% Buffer with Upside Participation Rate and Cap Indexed Strategy

Russell 2000® 6-Year 10% Buffer with Upside Participation Rate and Cap Indexed Strategy

Russell 2000® 6-Year 20% Buffer with Upside Participation Rate and Cap Indexed Strategy

The following six Indexed Strategies will continue to be available for Contracts issued in California with a Contract Effective Date before September 7, 2026:

S&P 500® 3-Year 10% Buffer with Upside Participation Rate Indexed Strategy

S&P 500® 3-Year 20% Buffer with Upside Participation Rate Indexed Strategy

S&P 500® 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy

S&P 500® 6-Year 20% Buffer with Upside Participation Rate Indexed Strategy

Russell 2000® 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy

Russell 2000® 6-Year 20% Buffer with Upside Participation Rate Indexed Strategy

The following two Indexed Strategies will continue to be available for Contracts issued in California with a Contract Effective Date on or after May 21, 2025, and before September 7, 2026:

Russell 2000® 3-Year 10% Buffer with Upside Participation Rate Indexed Strategy

Russell 2000® 3-Year 20% Buffer with Upside Participation Rate Indexed Strategy

Additional information about your investment options and variations in state availability can be found in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT in this Updating Summary Prospectus.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Early Withdrawal Charge. If you withdraw money from or Surrender your Contract within the first 6 Contract Years, you may be assessed an Early Withdrawal Charge of up to 9% of the amount withdrawn or Surrendered. For example, if you make a withdrawal from or Surrender your Contract within the first 6 Contract Years, you could pay an Early Withdrawal Charge of up to $9,000 on a Contract with an Account Value of $100,000. This loss will be greater if there is a negative Daily Value Percentage adjustment, you also have to pay taxes and, if before age 59 1/2, you are subject to a penalty tax.

Daily Value Percentage. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. If before the end of a Term you take a withdrawal from an Indexed Strategy, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable, the application of the Daily Value Percentage adjustment may result in losses in excess of any Floor, Buffer or Downside Participation Rate applicable to the Indexed Strategy. This loss will be greater if you also have to pay an Early Withdrawal Charge, taxes and, if before age 59 1⁄2, you are subject to a penalty tax. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable. For example, if you allocate $100,000 to an Indexed Strategy with a 6-year Term and Surrender the Contract before the 6 years have ended, you could lose up to $100,000 of your investment.

FEE TABLE CHARGES AND ADJUSTMENTS PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Are There Transaction Charges?	Yes. In addition to Early Withdrawal Fees and the Daily Value Percentage, we reserve the right to charge up to $30 annually if you elect to receive Automated Withdrawals. We do not currently charge for Automated Withdrawals.	FEE TABLE CHARGES AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you will pay each year during the Accumulation Phase of your Contract. Please refer to your Contract specifications for information about the specific fees you will pay each year.

In addition, there is an implicit ongoing fee on Indexed Strategies to the extent that your participation in Index gains is limited by the Company through the use of a Cap, Upside Participation Rate, or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the table below.

FEE TABLE INDEXED STRATEGIES

Annual Fee	Minimum	Maximum
Daily Charge Rate (1)	1.25%	1.25%
Contracts Issued on or after June 7, 2024 (or from May 7, 2024 through June 6, 2024 with application signed on or after May 7, 2024) and before November 7, 2026 (or from November 7, 2026 through December 6, 2026 with application signed before November 7, 2026)
Daily Charge Rate (1)	0.95%	0.95%
Contracts Issued before May 7, 2024 (or from May 7, 2024 through June 6, 2024 with application signed before May 7, 2024)
Daily Charge Rate (1)	0.75%	0.75%

(1)	As a percentage of the remaining Investment Base of each Indexed Strategy.

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Early Withdrawal Charges and potential negative Daily Value Percentage adjustments that could substantially increase costs.

Lowest Annual Cost: $1,312.50	Highest Annual Cost: $1,312.50
Assumes • Investment of $100,000 • 5% annual appreciation • 1.25% Daily Charge • No additional Purchase Payments, transfers or withdrawals	Assumes • Investment of $100,000 • 5% annual appreciation • 1.25% Daily Charge • No additional Purchase Payments, transfers or withdrawals

Contracts Issued on or after June 7, 2024 (or from May 7, 2024 through June 6, 2024 with application signed on or after May 7, 2024) and before November 7, 2026 (or from November 7, 2026 through December 6, 2026 with application signed before November 7, 2026)

Lowest Annual Cost: $997.50	Highest Annual Cost: $997.50
Assumes • Investment of $100,000 • 5% annual appreciation • 0.95% Daily Charge • No additional Purchase Payments, transfers or withdrawals	Assumes • Investment of $100,000 • 5% annual appreciation • 0.95% Daily Charge • No additional Purchase Payments, transfers or withdrawals

Contracts Issued before May 7, 2024 (or from May 7, 2024 through June 6. 2024 with application signed before May 7, 2024)

Lowest Annual Cost: $787.50	Highest Annual Cost: $787.50
Assumes • Investment of $100,000 • 5% annual appreciation • 0.75% Daily Charge • No additional Purchase Payments, transfers or withdrawals	Assumes • Investment of $100,000 • 5% annual appreciation • 0.75% Daily Charge • No additional Purchase Payments, transfers or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?

Yes. You can lose money by investing in the Contract including loss of principal and previous earnings.

Under the Indexed Strategies, the maximum amount of loss you may experience due to negative Index performance at the end of a Term would be: 90% loss for a 10% Buffer Strategy; 80% loss for a 20% Buffer Strategy; 10% loss for a -10% Floor Strategy; or 0% loss for a 0% Floor Strategy. At the end of a Term for a Downside Participation Rate Strategy, you could lose up to 50% of your original principal and prior earnings. Losses exceeding these amounts may happen before the end of a Term. We may discontinue offering Indexed Strategies with a Buffer or Floor Rate. We will always offer an Indexed Strategy with a 50% Downside Participation Rate.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Is this a Short-Term Investment?

No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•

Amounts withdrawn from the Contract may result in Early Withdrawal Charges and taxes and, if before age 59 1⁄2, may be subject to a penalty tax.

•

Amounts removed from an Indexed Strategy before the end of a Term may also result in a negative Daily Value Percentage and loss of positive Index performance. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable.

•

Withdrawals from an Indexed Strategy before the end of a Term will proportionally reduce the Investment Base used to calculate the Strategy value through the end of a Term, and this proportional reduction could be larger than the dollar amount of the withdrawal.

•

At the end of a Term (subject to the limits on reallocations applicable to a Cap Control Strategy), ending values of the Strategies for that Term will be reallocated according to your instructions. If you do not send us a reallocation request, your current allocations will automatically continue in the new Term as long as the same Indexed Strategies are available. If an amount cannot be applied to a new Term of that same Indexed Strategy because the Strategy will not be available or because the amount is under the minimum or over the maximum for that Strategy, we will reallocate that amount to another Indexed Strategy as described in the Default Strategy Allocations section of this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT CHARGES AND ADJUSTMENTS STRATEGY SELECTIONS AT TERM END DEFAULT STRATEGY ALLOCATIONS

What Are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indexed Strategies available under the Contract. Each Indexed Strategy will have its own unique risks. You should review the Indexed Strategies before making an investment decision.

A Cap, Upside Participation Rate, combination thereof, or Trigger Rate may limit positive Index returns (e.g., limited upside). You may earn less than the Index returns due to a Cap, Upside Participation Rate, combination thereof, or Trigger Rate.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDEXED STRATEGIES

	RISKS	Location in Prospectus

•

The gain for a Term of an Indexed Strategy with a Cap is limited to the Cap. For example, if the Index return over the Term is 16% and the Cap for the Strategy is 10%, the gain for the Term is limited to 10%. For Combination Strategies, the Cap is applied after application of the Upside Participation Rate.

•

The gain for a Term of an Indexed Strategy with an Upside Participation Rate is limited by the Upside Participation Rate if the Upside Participation Rate is less than 100%. For example, if the Index return over the Term is 16% and the Upside Participation Rate for the Strategy is 75%, the gain for the Term is limited to 12% (75% of the increase in the value of the Index). For a Term of a Combination Strategy with a Cap, the Upside Participation Rate is applied prior to application of the Cap.

•

The gain for a Term of an Indexed Strategy with a Trigger Rate is limited to the Trigger Rate. For example, if the Index return over the Term is 16% and the Trigger Rate for the Strategy is 11%, the gain for the Term is limited to 11% (the Trigger Rate).

The Downside Participation Rate, Buffer or Floor will limit negative Index returns (e.g., limited protection in the case of market decline). For example:

•

The loss for a Term of an Indexed Strategy with a Downside Participation Rate is limited by the Downside Participation Rate. For example, if the Index return over the Term is -18% and the Downside Participation Rate is 50%, the loss for the Term is limited to 9% (50% of the negative Index change).

•

The loss for a Term of an Indexed Strategy with a Buffer is limited to the portion of the loss which exceeds the Buffer. For example, if the Index return over the Term is -18% and the Buffer is 10%, the loss for the Term is limited to 8% (the amount that exceeds the Buffer).

•

The loss for a Term of an Indexed Strategy with a Floor is limited to the Floor. For example, if the Index return is -18% and the floor is -10%, the loss for the Term is limited to 10% (the maximum loss under the Floor).

Each Index other than the First Trust Barclays Edge Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index. This will reduce the Index return for those Indices and will cause their Index returns to underperform a direct investment in the securities composing the Index. The First Trust Barclays Edge Index is an “excess return index” that subtracts a risk-free interest rate from the price and dividend return of the securities. It also deducts fees and costs when calculating Index performance, which will also reduce the Index return and cause their Index returns to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including obligations under the Indexed Strategies), guarantees, or benefits are subject to the claims paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling 1-800-789-6771.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

	RESTRICTIONS	Location in Prospectus
Are There Limits on the Investment Options?

Yes.

Purchase Payments.

•

Additional Purchase Payments after the Initial Purchase Payment are only permitted during the Purchase Payment period, which ends two months after the Contract Effective Date. Unless we agree, an additional Purchase Payment cannot be less than the minimum set out in the Contract Specifications section of your Contract, and cannot cause the total Purchase Payments to exceed the maximum set out in the Contract Specifications section of your Contract.

Transfers and Reallocations.

•

You cannot reallocate your value among Indexed Strategies during a Term.

•

You cannot reallocate additional amounts to a Cap Control Strategy for a Term starting after the first Contract Year. You cannot reallocate the Term end value of a Cap Control Strategy to another Crediting Strategy until on or after the sixth Contract Anniversary.

Investment Restrictions.

•

The 6-Year Indexed Strategies are only available for a Term that starts in the first Contract Year.

•

The 3-Year Indexed Strategies are only available for Terms that begin in the first four Contract Years.

•

The Cap Control Strategies are only available for a Term that starts in the first Contract Year, and for renewal Terms for the value of that Strategy at the end of the first five 1-year Terms.

Our right to change the Indexed Strategies or Indexes

•

In the future, we may offer new Indexed Strategies. Any new Buffer Strategy will offer protection against loss at least equal to a 5% Buffer. Any new Floor Strategy will offer protection against loss at least equal to a -20% Floor. Any new Downside Participation Rate Strategy will offer protection against loss at least equal to a 75% Downside Participation Rate.

•

For each future Term, we may modify the Positive Return Factor rate for any Indexed Strategy.

•

At the end of a Term, we may stop offering any Indexed Strategy other than the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy, which will always be available.

•

For future Terms, we may impose minimum or maximum allocations on an Indexed Strategy. No minimum or maximum shall apply to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy.

•

We have the right to replace or adjust an Index or rate, or the specified market to measure it, if the external market index or rate stops being published or the publication schedule is changed, the calculation of the external market index or rate is

PURCHASING THE CONTRACT INITIAL STRATEGY SELECTIONS DEFAULT STRATEGY ALLOCATIONS INDEX REPLACEMENT APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

	RESTRICTIONS	Location in Prospectus

changed significantly, the investment fund terminates or there is a significant change in its investment objectives, strategies, or operations, the investment fund or commodity stops being traded on a specified market or the specified market declines in importance, we lose our license or permission to use the index or rate, we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive, or under other circumstances approved by regulators. We may do so at the end of a Term or during a Term. The performance of the new or adjusted Index may not be as good as the performance of the old Index. As a result, funds allocated to an Indexed Strategy may earn a return that is lower than the return they would have earned or experience losses greater than the losses they would have experienced if there had been no replacement or adjustment.

•

The practical availability of investment options at the time of sale may vary depending on the broker-dealer through which the Contract is sold.

Are There Restrictions on Contract Benefits?

Yes.

•

A withdrawal must be at least $500 and cannot reduce the Account Value to less than the Minimum Required Value set out in the Contract Specifications section of your Contract.

•

An annuitization cannot occur before the first Contract Anniversary. An annuitization for a fixed period cannot be for less than the Minimum Fixed Period Payout set out in the Contract Specifications section of your Contract. Payment amounts under any option must be at least $50 or such higher amount as we may set from time to time.

•

A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Death Benefit Return of Premium Guarantee, and this proportional reduction could be larger than the dollar amount of the withdrawal.

•

If you elect a Performance Lock, you will not be able to reallocate the locked value until the end of a Term. In the case of a Cap Control Strategy, the locked value will not be reapplied to the Strategy until the end of the Term, and no reallocation is possible until the end of the sixth 1-year Term.

•

If you elect a Performance Lock for an Indexed Strategy with a 2-year, 3-year, or 6-year Term, the Term will always end on the next anniversary of the Term start date even if it otherwise would have continued for one or more additional years.

DEATH BENEFIT ANNUITY PAYOUT BENEFIT INDEXED STRATEGY VALUE AFTER PERFORMANCE LOCK ELECTION

	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Generally, withdrawals will be subject to ordinary income tax, and if before age 59 1⁄2, may be subject to a penalty tax.	FEDERAL TAX CONSIDERATIONS

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to you. The compensation is typically paid as a commission calculated as a percentage of the Purchase Payments received for a Contract. These investment professionals may have a financial incentive to offer or recommend the Contract over another investment.	DISTRIBUTION OF THE CONTRACTS

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION OF THE CONTRACTS

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Strategies currently available under the Contract. We may change the features of the Indexed Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Strategies, and terminate existing Indexed Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.massmutualascend.com/index-summit-6-pro. For additional information about the features of the Indexed Strategies, please see the “Indexed Strategies” section in the prospectus. The practical availability of investment options at the time of sale may vary depending on the broker-dealer through which the Contract is sold. See Appendix D – Financial Intermediary Variations in the prospectus.

Note: If amounts are removed from an Indexed Strategy before the end of its Term, we will apply a Daily Value Percentage adjustment. This may result in a significant reduction in your Strategy value that could exceed any protection from Index loss that would be in place if you held the Indexed Strategy until the end of the Term. You may not be able to invest in certain Indexed Strategies, as noted below.

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock [1]
S&P 500® [2]	Market Index	1 Year	0% Floor	1% Cap	N/A
S&P 500® [2]	Market Index	1 Year	-10% Floor	1% Cap	Available
S&P 500® [2]	Market Index	1 Year	10% Buffer	1% Cap	Available
S&P 500® [2]	Market Index	1 Year	10% Buffer	1% Trigger Rate	N/A
S&P 500® [2]	Market Index	1 Year	10% Buffer	1% Dual Performance Trigger Rate	N/A
S&P 500® [2]	Market Index	1 Year	20% Buffer	1% Cap	Available
S&P 500® [2]	Market Index	1 Year	20% Buffer	1% Trigger Rate	N/A
S&P 500®	Market Index	1 Year	50% Downside Participation Rate	1% Cap	Available
S&P 500®	Market Index	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	Available
S&P 500®	Market Index	2 Years	50% Downside Participation Rate	1% Cap	Available
S&P 500®	Market Index	2 Years	50% Downside Participation Rate	5% Upside Participation Rate	Available
iShares MSCI EAFE ETF[2]	ETF	1 Year	-10% Floor	1% Cap	N/A
iShares MSCI EAFE ETF	ETF	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	N/A
iShares U.S. Real Estate ETF[2]	ETF	1 Year	-10% Floor	1% Cap	N/A
iShares U.S. Real Estate ETF	ETF	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	N/A
SPDR Gold Shares ETF[2]	ETF	1 Year	-10% Floor	1% Cap	N/A
First Trust Barclays Edge [2]	Market Index	1 Year	10% Buffer	5% Upside Participation Rate	Available
First Trust Barclays Edge [2]	Market Index	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	Available
Russell 2000® [3]	Market Index	1 Year	10% Buffer	1% Cap	Available
Russell 2000® [3]	Market Index	1 Year	20% Buffer	1% Cap	Available
Combination Strategies
S&P 500® [4]	Market Index	3 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500® [4]	Market Index	3 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500® [5]	Market Index	6 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500® [5]	Market Index	6 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [4]	Market Index	3 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [4]	Market Index	3 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [5]	Market Index	6 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [5]	Market Index	6 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available

Cap Control Strategies [6]
Index	Type of Index	Cap Control	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock
S&P 500®	Market Index	6 Years	6 1-Year Terms	10% Buffer	Cap Control Minimum (at least 1%)	Available
S&P 500®	Market Index	6 Years	6 1-Year Terms	20% Buffer	Cap Control Minimum (at least 1%)	Available
Russell 2000®	Market Index	6 Years	6 1-Year Terms	10% Buffer	Cap Control Minimum (at least 1%)	Available
Russell 2000®	Market Index	6 Years	6 1-Year Terms	20% Buffer	Cap Control Minimum (at least 1%)	Available

[1]	Performance Lock is not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.
[2]	These Strategies are not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.
[3]

These Strategies are not available for Contracts with a Contract Effective Date before May 21, 2025. For Contracts issued in California on or after May 21, 2025, these Strategies are not available for Terms beginning before January 7, 2026.

[4]

These Strategies are not available for Contracts with a Contract Effective Date before May 21, 2025. For Contracts issued in California, these strategies are only available for Contracts with a Contract Effective Date on or after January 7, 2026, and only for Terms beginning after July 20, 2026.

[5]

These Strategies are not available for Contracts with a Contract Effective Date before January 7, 2026. They are not available for Contracts issued in California with a Contract Effective Date before July 21, 2026.

[6]

These Cap Control Strategies are not available for Contracts with a Contract Effective Date before November 7, 2026. They are not available for Contracts issued in California until after regulatory approval is received.

The following eight additional Indexed Strategies are available for Contracts with a Contract Effective Date before February 21, 2026. For Contracts issued in California, they are available for Contracts issued with a Contract Effective Date before September 7, 2026.

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock[3]
S&P 500®[1]	Market Index	3 Year	10% Buffer	5% Upside Participation Rate	Available
S&P 500®[1]	Market Index	3 Year	20% Buffer	5% Upside Participation Rate	Available
S&P 500®	Market Index	6 Year	10% Buffer	5% Upside Participation Rate	Available
S&P 500®[1]	Market Index	6 Year	20% Buffer	5% Upside Participation Rate	Available
Russell 2000® [2]	Market Index	3 Year	10% Buffer	5% Upside Participation Rate	Available
Russell 2000® [2]	Market Index	3 Year	20% Buffer	5% Upside Participation Rate	Available
Russell 2000® [1]	Market Index	6 Year	10% Buffer	5% Upside Participation Rate	Available
Russell 2000® [1]	Market Index	6 Year	20% Buffer	5% Upside Participation Rate	Available

[1]	These Strategies are not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.
[2]

These Strategies are not available for Contracts with a Contract Effective Date before May 21, 2025. For Contracts issued in California on or after May 21, 2025, these Strategies are not available for Terms beginning before January 7, 2026.

[3]	Performance Lock is not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.

The S&P 500 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

The iShares MSCI EAFE ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The iShares US Real Estate ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The SPDR Gold Shares ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in gold bullion.

The First Trust Barclays Edge is an “excess return index” that subtracts a risk-free interest rate from the price and dividend return of the securities. It also deducts fees and costs when calculating Index performance. This will reduce the Index’s return and cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Possible Changes in Indexed Strategies.

The S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed above may not be available after the end of the initial Term. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Any new Buffer Strategy will offer protection against loss at least equal to a 5% Buffer. Any new Floor Strategy will offer protection against loss at least equal to a -20% Floor. Any new Downside Participation Rate Strategy will offer protection against loss at least equal to a 75% Downside Participation Rate.

Positive return factors can change from one Term to the next, subject to the following minimum rates: A Cap will never be lower than 1%, an Upside Participation Rate will never be lower than 5%, and a Trigger Rate will never be lower than 1%. Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Contract value.

This summary prospectus incorporates by reference the statutory prospectus and statement of additional information (“SAI”) for the contract, both dated November 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.

EDGAR contract identifier: C000261635